[BANK OF AMERICA LOGO]

                           AMENDMENT TO LOAN AGREEMENT

                        AMENDMENT NO. 2 TO LOAN AGREEMENT

      This Amendment dated and effective as of October 1, 2002 (this "Amendment"), is entered into by and between Cost-U-Less, Inc. (whether one or several, "Borrower"), and BANK OF AMERICA, N.A. ("Lender").

                                    RECITALS

      A. Borrower and Lender are parties to a certain Business Loan Agreement dated as of September 15, 2000 (including previous amendments, if any, to such agreement, the "Loan Agreement").

      B. Borrower and Lender wish to amend the Loan Agreement as set forth in this Amendment.

                                    AGREEMENT

      Now, therefore, in consideration of the premises and the mutual agreements contained herein, the parties agree to amend the Loan Agreement on the following terms and conditions.

      1. DEFINED TERMS. Unless otherwise defined in this Amendment, all capitalized terms used herein as defined terms shall have the meanings given to them in the Loan Agreement.

      2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is amended as follows:

            2.1 Modification of Definition of "Guarantor". The definition of "Guarantor is hereby amended to read in its entirety as follows:

            "Guarantor. The word "Guarantor" means and includes without limitation the Grantor Subsidiaries and each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness."

            2.2 Additional Definition of "Grantor Subsidiary". The following new definition is hereby inserted into the definitions paragraph in the alphabetically appropriate order:

            "Grantor Subsidiary. The words "Grantor Subsidiary" means each of CULNEV, INC., a Nevada corporation, CULUSVI, INC., a Virgin Islands corporation, CULSAMOA, INC., a Samoa corporation, and CULGUAM, INC., a Guam corporation."

            2.3 Reduction in Credit Facility. The revolving line of credit is reduced, on the date of this Amendment, from $8,000,000 to $6,750,000. Consequently, the sum "$8,000,000" appearing in the first bullet-point of paragraph 1 and paragraph 1(c) of Exhibit A are deleted and the sum "$6,750,000" substituted in lieu thereof.

            2.4 Extension of Maturity Date of Credit Facility. The maturity date of the revolving line of credit is extended until April 1, 2003. Consequently, the date "October 1, 2002" appearing in paragraphs 1(b) and (e) of Exhibit A are deleted and the date "April 1, 2003" substituted in lieu thereof.

            2.5 Maximum Tenor for Letters of Credit. No Letter of Credit (whether commercial or stand-by) shall have a maturity later than April 1, 2003. Consequently, the sentence in paragraph 1(b) of


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Exhibit A beginning "Each Letter of Credit..." is hereby amended in its entirety to read as follows: "Each Letter of Credit shall not have a maturity later than April 1, 2003."

            2.6 Cash Collateral for Letters of Credit. Upon the earlier of (a) termination of the Loan Agreement for any reason and (b) the maturity of the advances under the Loan Agreement (whether by lapse of time, acceleration or otherwise), Borrower will cash collateralize any outstanding or undrawn Letters of Credit in an amount equal to 110% of the face value of such outstanding or undrawn Letters of Credit, immediately and without further action, notice or demand by Lender.

            2.7 Elimination of Loan Fee. Paragraph 1(i) of Exhibit A is hereby amended in its entirety to read as follows:

            "(i) Intentionally Omitted."

      3. REPRESENTATIONS AND WARRANTIES. In order to induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender that except as has been previously disclosed in writing by Borrower to Lender: i) all of the representations and warranties set forth in the Loan Agreement are true and correct on and as of the date of this Amendment and are applicable to this Amendment; ii) no default has occurred under the Loan Agreement; iii) no event, which, with the giving of notice or lapse of time or both, would cause a default under the Loan Agreement has occurred and is continuing; and iv) since the date of the Loan Agreement there has been no material adverse change in the financial condition or business operations of the Borrower. Further, Borrower hereby represents and warrants to Lender that the individuals signing this Amendment on behalf of Borrower are duly authorized by Borrower to enter into this Amendment.

      4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date written above when:

            4.1 This Amendment has been executed by Borrower and Lender;

            4.2 All actions required to be taken by Borrower in connection with the transactions contemplated by this Amendment have been taken in form and substance satisfactory to Lender;

            4.3 Lender has received counterpart originals of this Amendment executed by all parties listed on the signature pages(s) hereto and originals or certified or other copies of such other documents as Lender may reasonably request.

            4.4 Borrower shall have provided Lender with evidence satisfactory to Lender in Lender's sole discretion that the execution, delivery, and performance by Borrower of this Amendment and any agreement or instrument required by this Amendment have been duly authorized;

            4.6 Borrower shall have paid to Lender all of Lender's costs, expenses, and attorneys' fees incurred by Lender in connection with this Amendment; and

            4.7 Borrower, or such other party as may be designated by Lender, shall have executed in favor of Lender, in form and substance satisfactory to Lender in Lender's sole discretion, the following documents and/or instruments:

            (a) Note Modification Agreement between Borrower and Lender dated as of even date herewith; and

            (b) Note Modification Agreements between CULNEV, Inc. and each of the other Grantor subsidiaries dated as of even date herewith, in form and substance satisfactory to Lender.

      5. CONFIRMATION OF COLLATERAL/FURTHER ASSURANCES. Borrower hereby: i) confirms to Lender all security interests and liens heretofore granted by Borrower and each Grantor Subsidiary to Lender securing the obligations of Borrower to Lender arising out of the Loan Agreement;


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ii) acknowledges and agrees that all such obligations shall continue to be secured by any and all such security interests and liens except as expressly provided herein; and iii) agrees to execute and deliver, and to cause any Subsidiary to execute and deliver, to Lender any and all agreements and other documentation and to take any and all actions reasonably requested by Lender at any time to assure the perfection, protection, and enforcement of Lender's rights under the Loan Agreement as amended hereby with respect to all such security interests and liens, all at Borrower's sole expense.

      6. REAFFIRMATION. Except as modified hereby, all of the terms, covenants, and conditions of the Loan Agreement are ratified, reaffirmed, and confirmed and shall continue in full force and effect. Should any term or provision of the Loan Agreement conflict with the terms or provisions contained in this Amendment the terms and provisions of this Amendment shall be controlling. This Amendment is not intended to be, nor shall it be construed to be, a novation or an accord and satisfaction of any other obligation or liability of Borrower to Lender.

      7. BINDING EFFECT. This Amendment shall be binding upon Borrower, Lender, and their respective successors and assigns, and shall inure to the benefit of Borrower, Lender, and their respective successors and assigns; provided, however, that Borrower may not assign this Amendment, the Loan Agreement, or its rights arising out of any agreements or instruments relating thereto without Lender's prior written consent, and any prohibited assignment shall be null and void.

      8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

      9. AMENDMENT AND WAIVER. No amendment or waiver of any one or more of the provisions hereof shall be effective unless set forth in a writing and signed by the parties hereto.

      10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the state provided for in the Loan Agreement without reference to conflict of law principles.

      11. SEVERABILITY. Any provision of this Amendment that is held to be inoperative, unenforceable, voidable, or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void, or invalid without affecting the remaining provisions in that or any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

      12. RELEASE. As a material part of the consideration for Lender entering into this Amendment, Borrower and, if any, each Guarantor or owner of collateral signing this Amendment (collectively "Releasor") agree as follows (the "Release Provision"):

            12.1 Releasor hereby releases and forever discharges Lender and Lender's predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as "Lender Group"), jointly and severally from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Releasor may have or claim to have against any of Lender Group; provided, however, that Lender shall not be released hereby from any obligation to pay to Releasor any amounts that Releasor may have on deposit with Lender, in accordance with applicable law and the terms of the documents establishing any such deposit relationship.


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            12.2 Releasor agrees not to sue any of Lender Group or in any way assist any other person or entity in suing Lender Group with respect to any claim released herein. The Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

            12.3 Releasor acknowledges, warrants, and represents to Lender Group that:

                  12.3.1 Releasor has read and understands the effect of the Release Provision. Releasor has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for Releasor has read and considered the Release Provision and advised Releasor to execute the same. Before execution of this Amendment, Releasor has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

                  12.3.2 Releasor is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. Releasor acknowledges that Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

                  12.3.3 Releasor has executed this Amendment and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

                  12.3.4 Releasor is the sole owner of the claims released by the Release Provision, and Releasor has not heretofore conveyed or assigned any interest in any such claims to any other person or entity.

            12.4 Releasor understands that the Release Provision was a material consideration in the agreement of Lender to enter into this Amendment.

            12.5 It is the express intent of Releasor that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of Lender so as to foreclose forever the assertion by Releasor of any claims released hereby against Lender.

            12.6 If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

      13. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

      14. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    BANK OF AMERICA, N.A.


                                       By: /s/ Thomas E. Brown
                                           -------------------
                                       Print Name: Thomas E. Brown
                                       Title: Senior Vice President


                                    COST-U-LESS, INC.


                                       By: /s/ J. Jeffrey Meder
                                           --------------------
                                       Print Name: J. Jeffrey Meder
                                       Title: President & CEO


Each of the undersigned Guarantors/owners of Collateral: i) consents to the above Amendment and the other documents executed in connection with this Amendment; ii) warrants and covenants to Lender that, except to the extent previously disclosed to Lender in writing, all representations and warranties previously made by it to Lender are true, complete, and accurate as of the date of this Amendment; iii) confirms to Lender all security interests and liens heretofore granted by it to Lender or CULNEV, Inc, as applicable; and (iv) joins in each of the agreements in this Amendment applicable to it, including but not limited to Section 12 hereof.

      CULNEV, INC.                          CULUSVI, INC.
      By: /s/ David Enger                   By: /s/ David Enger
          ---------------                       ---------------
      Print Name: David Enger               Print Name: David Enger
      Title: Director                       Title: Director


      CULSAMOA, INC.                        CULGUAM, INC.
      By: /s/ David Enger                   By: /s/ David Enger
          ---------------                       ---------------
      Print Name: David Enger               Print Name: David Enger
      Title: Director                       Title: Director


MARS-5CYKQV


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